UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2015

HILLENBRAND, INC.
(Exact Name of Registrant as Specified in Charter)

Indiana	1-33794	26-1342272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Batesville Boulevard Batesville, Indiana	47006
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (812) 934-7500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01__Other Events.

Hillenbrand, Inc. (the “Company”) has announced that it will offer approximately 3,000 former employees who are participants in the Company’s U.S. defined benefit pension plan (the “Plan”) the opportunity to elect a lump sum distribution of their earned Plan benefits, determined in accordance with existing regulations. Eligible participants are expected to have a period of approximately forty-five (45) days in which to make this voluntary election, beginning in June, 2015. The Plan’s fiduciaries expect to make the lump sum payments to electing eligible participants in September, 2015, funded by the existing assets in the Plan.

The Company is offering this one-time election with the intention of allowing eligible participants added flexibility in their retirement planning, while reducing the Company’s costs of administering and funding the Plan. Based upon estimated participation rates, the Company expects to record a one-time, non-cash income statement settlement charge of approximately $10-$16 million pre-tax in September, 2015. The actual amount of such charge will depend upon several factors, including the number of participants electing the lump sum option, trends in discount rates, and the actual return on Plan assets. The results of this offer will not impact the Company’s adjusted earnings, and the Company does not expect that the offer will have any material effect on its cash flow or balance sheet position.

Disclosure Regarding Forward-Looking Statements

Throughout this report we make a number of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. As the words imply, forward-looking statements are statements about the future, as contrasted with historical information. Our forward-looking statements are based on assumptions and current expectations of future events that we believe are reasonable, but by their very nature they are subject to a wide range of risks. Words that could indicate we are making forward-looking statements include, but are not limited to, “intend” and “expect,” but the absence of any of these words does not mean that a statement is not forward-looking. Forward-looking statements in this report include those relating to information or assumptions about the Company’s intention to make the lump sum offer, the expected benefits and timing of the offer, and the expected impact of the offer on the Company’s results of operations. If our assumptions prove inaccurate or unknown risks and uncertainties materialize, actual results could vary materially from the Company’s expectations and projections.

Factors that could cause actual results to differ materially from those set forth in forward-looking statements include, but are not limited to, the participation rate in the lump sum payment offer, the actual return on assets and various actuarial assumptions, and our ability to realize the expected financial results of the offer. For a more in-depth discussion of other factors that could cause actual results to differ from those contained in forward-looking statements, see the discussions under the heading “Risk Factors” in Part II, Item 1A of Hillenbrand’s Form 10-Q for the quarter ended December 31, 2014, filed with the Securities and Exchange Commission on February 4, 2015. The Company assumes no obligation to update or revise any forward-looking information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLENBRAND, INC.
DATE: April 1, 2015

	BY:	/S/ Kristina A. Cerniglia
Kristina A. Cerniglia
Senior Vice President
and Chief Financial Officer

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